UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report August 6, 2024
(Date of earliest event reported)

Enservco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14133 County Road 9½
Longmont, Colorado 80504

(Address of principal executive offices) (Zip Code)

(303) 333-3678
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ENSV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Enservco Corporation (the “Company”) is filing this Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 12, 2024 (the “Original Form 8-K”) solely to correct the hyperlinks to Exhibits 10.3, 10.4 and 10.11 filed with the Original Form 8-K. Except as noted in this paragraph, no other information contained in the Original Form 8-K is amended or supplemented.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designation of 2% Cumulative Mandatory Convertible Series A Preferred Stock of Enservco Corporation, as filed with the Secretary of State of Delaware on August 9, 2024
10.1	Assignment and Bill of Sale Agreement by and between Enservco Corporation and HP Oilfield Services, LLC dated as of August 6, 2024
10.2	Promissory Note payable to Enservco Corporation, dated August 9, 2024
10.3	Amendment to Membership Interest Purchase Agreement among Enservco Corporation and Tony Sims, Jim Fate, and Buckshot Trucking LLC dated as of August 8, 2024
10.4	Form of Promissory Note dated as of August 8, 2024 (Buckshot Note)
10.5	Share Exchange Agreement by and between Enservco Corporation and Star Equity Holdings, Inc. dated as of August 9, 2024
10.6	Board Designation Agreement by and between Enservco Corporation and Star Equity Holdings, Inc. dated as of August 9, 2024
10.7	Voting Agreement dated as of August 9, 2024
10.8	Registration Rights Agreement by and between Enservco Corporation and Star Equity Holdings, Inc. dated as of August 9, 2024
10.9	Note Purchase Agreement by and between Enservco Corporation and Star Equity Holdings, Inc. dated as of August 9, 2024
10.10	Promissory Note payable to Star Equity Investment Holdings, Inc., dated as of August 9, 2024
10.11	Stock Pledge Agreement dated as of August 9, 2024 by and between Enservco Corporation in favor of Star Equity Investment Holdings, Inc.
99.1
Unaudited Financial Statements of Buckshot Trucking, LLC as and for the three months ended March 31, 2024 and March 31, 2023 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed on June 28, 2024)

99.2
Audited Financial Statements of Buckshot Trucking, LLC as and for the years ended December 31, 2023 and 2022 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K/A filed on June 28, 2024)

99.3	Unaudited Pro Forma Financial Statements of Enservco Corporation (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K/A filed on June 28, 2024)
99.4	Press release dated August 9, 2024
99.5	Press release dated August 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 13, 2024.

Enservco Corporation

By:	/s/ Richard A. Murphy
Richard A. Murphy, Chair and CEO